UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 BENNY GAON STREET, BUILDING 2B
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 771-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 28, 2012, magicJack VocalTec Ltd. (the “Company”) announced preliminary fourth quarter estimates and first quarter 2012 guidance.  Additionally, the Company announced that it will host an investor conference call.  A copy of the press release is included herewith as Exhibit 99.1.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Principal Officer: Election of Directors; Appointment of Principal Officers.

On February 22, 2012, the Board of Directors of Company appointed Andrew MacInnes as President.  Mr. MacInnes will report to the Company’s Chief Executive Officer, Daniel Borislow.

Prior to joining the Company, Mr. MacInnes, age 45, was Managing Director at Oppenheimer & Co. (and previously CIBC World Markets Corp.) since 1998, where he most recently served as Head of Equity Capital Markets and Head of Asia Investment Banking.  From 1988 to 1998, Mr. MacInnes worked for Salomon Brothers Inc.  Previously, he worked in various roles in the Bond Portfolio Analysis Group and the Financial Strategies Group.  Mr. MacInnes received a B.Sc. Economics (Honors) from the London School of Economics, and is a CFA Charterholder.

As President, Mr. MacInnes will be entitled to an annual base salary of $200,000, a discretionary bonus (as recommended by the Chief Executive Officer), based on the achievement of Company and personal goals, and certain other benefits, including the right to participate in all group benefits.  In addition, Mr. MacInnes received a sign-on bonus of 10,000 ordinary shares and a restricted stock award of 10,000 ordinary shares that will vest on the second anniversary of the date of the award.  Upon a “Change in Control,” Mr. MacInnes would be entitled to a bonus based on the net equity proceeds received by the Company.   Mr. MacInnes’ employment relationship is “at-will.”  However, subject to certain conditions, if he is terminated other than for cause, he would received a lump sum equal to his annual base salary.

Exhibit No.	Description
99.1	Press release dated February 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGICJACK VOCALTEC LTD.

By:	/s/ Peter Russo
Peter Russo
Chief Financial Officer

Date: February 28, 2012

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 28, 2012 of magicJack VocalTec Ltd.